LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT	6 Months Ended
Jun. 30, 2023
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT [Abstract]
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT
4. LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT

The Company has two lenders financing its active fleet of Suezmax tankers; (1) the 2019 Senior Secured Credit Facility, including the $30 million Accordion Loan, secured by the fourteen vessels built prior to 2017, and (2) the Financing of 2018-built vessels that is related to the three Suezmax vessels built in 2018 and the Financing of the 2022 Newbuildings that is related to the two Suezmax vessels built and delivered in 2022.

2019 Senior Secured Credit Facility
On February 12, 2019 the Company entered into a five-year senior secured credit facility for $306.1 million (the “2019 Senior Secured Credit Facility”). On December 16, 2020, the Company entered into a loan agreement for the borrowing of $30.0 million (the “$30 million Accordion Loan”). As of June 30, 2023, the LIBOR interest rate element originally included in the credit facility has ceased to exist and in this respect the Company has negotiated a transition to a Federal Funds Rate that has replaced the LIBOR element in the credit facility as of June 1, 2023. Further details regarding the facility are disclosed in our 2022 Annual report.

As of December 31, 2022, the Company had $129.2 million drawn under its 2019 Senior Secured Credit Facility, where $25.8 million, net of deferred financing cost of $1.5 million, was presented as Current Portion of Long-Term Debt.

The Company has repaid $21.3 million of the facility in the six months ended June 30, 2023. As of June 30, 2023, the total outstanding balance was $107.9 million. The Company has presented $28.8 million, net of deferred financing cost of $0.5 million, under Current Portion of Long-Term Debt that includes an Excess Cash Flow Payment of $17.3 million that was paid in August 2023 related to earnings generated in the second quarter of 2023.
Subsequent to June 30, 2023, the Company has negotiated an extension to the original maturity date of the loan in February 2024, which now matures in February 2025, and also negotiated a reduced interest rate for the remaining balance of the portion of the loan that was paid out in 2019. The extended maturity date has resulted in the that the portion of the loan that matures more than 12 months from the balance sheet date is presented as Long Term Debt as of June 30, 2023.
Financing of 2018-built Vessels
The three vessels were delivered in July, August and October 2018, respectively. Under the terms of the financing agreement, the lender has provided financing of 77.5% of the purchase price for each of the three 2018-built vessels. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase each vessel for $13.6 million upon the completion of the ten-year bareboat charter agreements, and also has the option to purchase the vessels after sixty and eighty-four months. The Company has elected not to exercise the purchase options related to the sixty-month anniversary for each of the three vessels. As of June 30, 2023, the LIBOR interest rate element originally included in the financing agreements ceased to exist and in this respect the Company negotiated a transition to a 12-month term Secured Overnight Financing Rate (“SOFR”), plus a Credit Adjustment Spread (“CAS”) of 26 basis points that will come into effect upon the annual adjustments in the third and fourth quarter of 2023. Further details regarding the financing are disclosed in our 2022 Annual report.
The outstanding amounts under this financing arrangement were $91.7 million and $96.0 million as of June 30, 2023 and December 31, 2022, respectively, where $8.7 million and $8.5 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

Financing of the 2022 Newbuildings

The financing agreements for the two Suezmax newbuildings delivered to us in 2022 were entered into in late 2020. Under the terms of the financing agreements, the lender provided financing of 80.0% of the purchase price for each of the two 2022 Newbuildings. Upon delivery of each of the vessels, we commenced ten-year bareboat charter agreements. The Company has obligations to purchase the vessels upon the completion of the ten-year bareboat charter agreements for a consideration of $16.5 million for each vessel, and also has the options to purchase the vessels after sixty and eighty-four months. As of June 30, 2023, the LIBOR interest rate element originally included in the financing agreements ceased to exist and in this respect the Company has negotiated a transition to a 3-month term Secured Overnight Financing Rate (“SOFR”), plus a Credit Adjustment Spread (“CAS”) of 26 basis points that comes into effect at the first quarterly interest adjustment after June 30, 2023. Further details regarding the financing are disclosed in our 2022 Annual report.

The outstanding amounts under this financing arrangement were $82.1 million and $84.9 million as of June 30, 2023 and December 31, 2022, respectively, where $5.4 million and $5.4 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

As of June 30, 2023, the Company has the following scheduled principal repayments required to be made under the Company’s debt facilities as follows:
Debt repayments in $’000s	Total	2023*	2024	2025	2026	2027	Thereafter
2019 Senior Secured Credit Facility	107,944	22,554	12,079	73,311	-	-	-
Financing of 2018-built Vessels	91,680	4,440	9,138	9,534	9,974	10,434	48,160
Financing of 2022 Newbuildings	82,124	2,772	5,515	5,500	5,500	5,500	57,337
Total	281,748	29,766	26,732	88,345	15,474	15,934	105,497

*Q3 and Q4 2023 repayments

The table above includes contractual repayments for the 2019 Senior Secured Credit Facility and the excess cash flow mechanism could result in higher loan repayments than indicated above, if the Company generates excess cash from operations. The 2023 figure in the table above includes regular loan repayments of $5.3 million and an Excess Cash Flow payment of $17.3 million related to earnings generated in the second quarter of 2023. The Excess Cash Flow payment is included in Current Portion of Long Term debt as of June 30, 2023, and the amount was paid in August 2023.

The Company monitors compliance with the financial covenants on a regular basis and as at June 30, 2023, the Company was in compliance with the financial covenants in the debt facilities.

On a regular basis, the Company performs cash flow projections to evaluate whether it will be in a position to cover the liquidity needs for the next 12-month period and the compliance with financial and security ratios under existing and future financing agreements. In developing estimates of future cash flows, the Company makes assumptions about the vessels’ future performance, market rates, operating expenses, capital expenditure, fleet utilization, general and administrative expenses, loan repayments and interest charges. The assumptions applied are based on historical experience and future expectations. The Company prepares cash flow projections for different scenarios and a key input factor to the cash flow projections is the estimated freight rates. The Company applies an average of several broker estimates in combination with own estimates for the coming 12-months period. Based on the current estimates the Company believes that current cash, cash equivalents and restricted cash and cash expected to be generated from operations, together with the ATM program, are sufficient to meet the working capital needs and other liquidity requirements for the next 12 months from the date of this report.